Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 5th day of February, 2021.

/s/ Meredith J. Ching

Meredith J. Ching

Director

STATE OF OHIO                      )

                                                    )  SS:

COUNTY OF HAMILTON       )

On the 5th day of February, 2021, personally appeared before me Meredith J. Ching, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 5th day of February, 2021.

/s/ Connie M. Vogt Connie M. Vogt
Notary Public, State of Ohio
My commission expires 04-28-2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2021.

/s/ Walter A. Dods, Jr.

Walter A. Dods, Jr.

Director

STATE OF HAWAII                                      )

                                                                        )  SS:

CITY AND COUNTY OF HONOLULU       )

On the 5th day of February, 2021, personally appeared before me Walter A. Dods, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 5th day of February, 2021.

/s/ Pamela A. Amii Pamela A. Amii
Notary Public, State of Hawaii
My commission expires 11-17-2024

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2021.

/s/ John W. Eck

John W. Eck

Director

STATE OF TEXAS                  )

                                                   )  SS:

COUNTY OF HARRIS            )

On the 4th day of February, 2021, personally appeared before me John W. Eck, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 4th day of February, 2021.

/s/ Denise L. Snow Denise L. Snow
Notary Public, State of Texas
My commission expires 05-01-2022

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of February, 2021.

/s/ Jakki L. Haussler

Jakki L. Haussler

Director

STATE OF OHIO                      )

                                                    )  SS:

COUNTY OF HAMILTON       )

On the 1st day of February, 2021, personally appeared before me Jakki L. Haussler, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 1st day of February, 2021.

/s/ Connie M. Vogt Connie M. Vogt
Notary Public, State of Ohio
My commission expires 04-28-2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of February, 2021.

/s/ Craig F. Maier

Craig F. Maier

Director

STATE OF OHIO                      )

                                                    )  SS:

COUNTY OF HAMILTON       )

On the 1st day of February, 2021, personally appeared before me Craig F. Maier, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 1st day of February, 2021.

/s/ Connie M. Vogt Connie M. Vogt
Notary Public, State of Ohio
My commission expires 04-28-2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of February, 2021.

/s/ Russel P. Mayer

Russel P. Mayer

Director

STATE OF OHIO                      )

                                                    )  SS:

COUNTY OF HAMILTON       )

On the 3rd day of February, 2021, personally appeared before me Russel P. Mayer, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 3rd day of February, 2021.

/s/ Connie M. Vogt Connie M. Vogt
Notary Public, State of Ohio
My commission expires 04-28-2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of February, 2021.

/s/ Theodore H. Torbeck

Theodore H. Torbeck

Director

STATE OF OHIO                      )

                                                    )  SS:

COUNTY OF HAMILTON       )

On the 1st day of February, 2021, personally appeared before me Theodore H. Torbeck, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 1st day of February, 2021.

/s/ Connie M. Vogt Connie M. Vogt
Notary Public, State of Ohio
My commission expires 04-28-2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of February, 2021.

/s/ Lynn A. Wentworth

Lynn A. Wentworth

Director

STATE OF OHIO                      )

                                                    )  SS:

COUNTY OF HAMILTON       )

On the 8th day of February, 2021, personally appeared before me Lynn A. Wentworth, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 8th day of February, 2021.

/s/ Connie M. Vogt Connie M. Vogt
Notary Public, State of Ohio
My commission expires 04-28-2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2020 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Andrew R. Kaiser and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2021.

/s/ Martin J. Yudkovitz

Martin J. Yudkovitz

Director

STATE OF OHIO                      )

                                                    )  SS:

COUNTY OF HAMILTON       )

On the 4th day of February, 2021, personally appeared before me Martin J. Yudkovitz, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 4th day of February, 2021.

/s/ Connie M. Vogt Connie M. Vogt
Notary Public, State of Ohio
My commission expires 04-28-2025